UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2013

GAMING AND LEISURE PROPERTIES, INC.

Commission file number 001-36124

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 46-2116489

825 Berkshire Blvd., Suite 400
Wyomissing, PA 19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Completion of Spin-Off

On November 1, 2013, Penn National Gaming, Inc. (“Penn”) completed the previously announced spin-off (the “spin-off”) of its real property assets through the distribution to its shareholders of shares of common stock of Gaming and Leisure Properties, Inc. (“GLPI”).  To implement the spin-off, Penn (and its affiliates) and GLPI effected a series of restructuring transactions following which Penn distributed all outstanding shares of GLPI common stock to the holders of Penn common and preferred stock, as more fully described in GLPI’s prospectus (File No. 333-188608) delivered to investors in connection with the spin-off and filed with the SEC on October 10, 2013 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended  (the “Prospectus”).  As a result, each Penn shareholder received one share of common stock of GLPI for every share of Penn common stock and every 1/1,000th of a share of Penn Series C preferred stock held at the close of business on October 16, 2013, the record date for the spin-off.

GLPI entered into the definitive agreements described below in this Item 1.01 in connection with the spin-off.

Investor Rights Agreement

On November 1, 2013, GLPI and FIF V PFD LLC (“FIF V”), an affiliate of Fortress Investment Group LLC, entered into an investor rights agreement (the “Investor Rights Agreement”) pursuant to the Exchange Agreement, dated January 16, 2013, between FIF V and Penn. A form of the Investor Rights Agreement was previously filed as Exhibit C to Exhibit 10.1 of Penn’s Current Report on Form 8-K filed January 18, 2013, and the material terms of the Investor Rights Agreement are described in the Prospectus in the section entitled “Certain Relationships and Related Party Transactions—Fortress,” which description is incorporated herein by reference.  The description is qualified in its entirety by the Investor Rights Agreement filed with this Current Report on Form 8-K as Exhibit 4.1, which is incorporated herein by reference.

Exchange Agreement

On October 30, 2013, Penn and GLPI entered into an Exchange Agreement (the “Exchange Agreement”) with Peter M. Carlino, who is GLPI’s Chairman and Chief Executive Officer, and the Commonwealth Trust Company, Trustee of the PMC Delaware Dynasty Trust dated September 25, 2013, a trust for the benefit of Mr. Carlino’s children (the “Trust Stockholder”), on the terms previously approved by the boards of directors of Penn and GLPI. Pursuant to the Exchange Agreement, Mr. Carlino and the Trust Stockholder exchanged each share of Penn common stock held by them for .407 shares of GLPI common stock on October 31, 2013, the business day prior to the date that shares of GLPI common stock were distributed to Penn’s shareholders in the spin-off.  Mr. Carlino and the Trust Stockholder retained the right to receive shares of GLPI common stock in respect of such Penn common stock in the spin-off. Additionally, pursuant to the Exchange Agreement, Mr. Carlino will exchange certain options to acquire Penn common stock for options to acquire GLPI common stock having the same aggregate intrinsic value. The purpose of the transactions contemplated by the Exchange Agreement is to ensure that each member of the Carlino family beneficially owns 9.9% or less of the outstanding shares of Penn common stock for certain federal tax purposes following the spin-off, so that GLPI can qualify to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. The number of options to acquire Penn common stock that Mr. Carlino will exchange will be the minimum number needed to ensure such beneficial ownership of 9.9% or less.  Pursuant to the Exchange Agreement, Mr. Carlino and the Trust Stockholder are also subject to certain limitations on the acquisition and transfer of Penn common stock and GLPI common stock that are intended to preserve the tax-free nature of the spin-off and ensure that GLPI can qualify to be taxed as a REIT for U.S. federal income tax purposes.

A more detailed description of the transactions contemplated by the Exchange Agreement is contained in the Prospectus, including under the caption “Certain Relationships and Related Party Transactions—Agreements with Certain Shareholders in Connection with the Spin-Off—Peter M. Carlino.” The description is incorporated herein by reference, and qualified in its entirety by the Exchange Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K regarding the completion of the spin-off are incorporated herein by reference.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

GLPI’s 2013 Long Term Incentive Compensation Plan (the “2013 LTIP”) became effective in connection with the spin-off. The 2013 LTIP covers 15,972,025 shares of GLPI common stock, of which 5,147,059 shares were available for issuance by GLPI immediately following the spin-off. A description of the other material terms and conditions of the 2013 LTIP can be found in the section of the Prospectus entitled “Description of the Long Term Incentive Compensation Plan,” which summary is incorporated herein by reference.  The description is qualified in its entirety by reference to 2013 LTIP, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.             Other Events.

On November 1, 2013, GLPI issued a press release announcing the completion of the spin-off. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The historical financial statements of GLPI’s subsidiaries Louisiana Casino Cruises, Inc. and Penn Cecil Maryland, Inc. were previously filed on pages F-2 - F-19 of the Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma and forecasted financial statements of GLPI were previously filed on pages 77 - 88 of the Prospectus and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

4.1	Investor Rights Agreement, dated as of November 1, 2013, between Gaming and Leisure Properties, Inc. and FIF V PFD LLC.

10.1

Exchange Agreement, dated as of October 30, 2013, among Peter M. Carlino, the Commonwealth Trust Company, Trustee of the PMC Delaware Dynasty Trust dated September 25, 2013, Penn National Gaming, Inc. and Gaming and Leisure Properties, Inc.

10.2

2013 Long Term Incentive Compensation Plan of Gaming and Leisure Properties, Inc. (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 (File No. 333-192017) of GLPI filed with the SEC on October 31, 2013)

99.1	Press Release, dated November 1, 2013

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2013	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer